                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      March 27, 2001


                       NEW ENGLAND PENSION PROPERTIES V;
                       A REAL ESTATE LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


       0-17808                                         04-2940131
(Commission File Number)                   (IRS Employer Identification No.)


     World Trade Center East
     Two Seaport Lane, 16th Floor
     Boston, Massachusetts                      02210
(Address of principal executive offices)      (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


     (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On March 27, 2001, New England Pension Properties V; A Real Estate Limited Partnership (the "Partnership") sold its property located at 1900-1988 North Main Street, Salinas, California. The property was sold to an unaffiliated third party (the "Buyer") for gross proceeds of $8,850,000. The selling price was determined by arm's length negotiations between the Partnership and the Buyer. The Partnership received net proceeds of approximately $8,421,000 and recognized a gain of approximately $1,405,000.



Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented as of December 31, 2000 (Exhibit A). The pro forma income statement is presented for the fiscal year ended December 31, 2000 (Exhibit B).

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 10, 2001                NEW ENGLAND PENSION PROPERTIES V;
                                     A REAL ESTATE LIMITED PARTNERSHIP
                                                (Registrant)



                                     By:  Fifth Copley Corp.,
                                     Managing General Partner


                                     By:/s/  Alison L. Husid
                                     ---------------------------------
                                     Name:   Alison L. Husid
                                     Title:  President, Chief Executive
                                     Officer and Director

New England Pension Properties V                                     EXHIBIT A
A Real Estate Limited Partnership
Pro Forma Balance Sheet
December 31, 2000

                                                                                                          December 31, 2000
                                                                December 31, 2000       Pro Forma             Pro Forma
                                                                    (Audited)          Adjustment            (Unaudited)
                                                                ------------------    -------------       ------------------
ASSETS

Property held for disposition, net                                 $ 8,374,264           ($7,015,793)(a)      $ 1,358,471

Cash and cash equivalents                                            2,762,388             8,420,963 (a)       11,183,351
                                                                    -----------          -----------         -----------

                                                                    $11,136,652            $1,405,170         $12,541,822
                                                                   ============            ==========         ===========


LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                                    $   123,393                  0            $   123,393
Accrued management fee                                                    9,899                  0                  9,899
Deferred management and disposition fees                              2,016,345                  0              2,016,345
                                                                    -----------        ------------           -----------
Total liabilities                                                     2,149,637                  0              2,149,637
                                                                    -----------        ------------           -----------

Partners' capital (deficit):
      Limited partners ($229 per unit;
        160,000 units authorized, 82,228
        units issued and outstanding)                                 9,000,022             1,391,118 (a)      10,391,140
      General partners                                                  (13,007)               14,052 (a)           1,045
                                                                   ------------        --------------         -----------

Total partners' capital                                               8,987,015             1,405,170          10,392,185
                                                                   ------------        --------------         -----------
                                                                    $11,136,652        $    1,405,170         $12,541,822
                                                                   ============        ==============         ===========

New England  Pension Properties V                                      EXHIBIT B
A Real Estate Limited Partnership
Pro Forma Income Statement
December 31, 2000

                                                                                                          December 31, 2000
                                                                 December 31, 2000      Pro Forma              Pro Forma
                                                                     (Audited)          Adjustment            (Unaudited)
                                                                 -----------------     ------------        -----------------
Investment Activity

Property rentals                                                   $ 1,976,430         (1,976,430)(b)         $         0
Interest income on loan to ground lessor                               127,688           (127,688)(b)                   0
Property operating expenses                                           (499,211)           527,416 (b)              28,205
Ground rent expense                                                   (390,000)           390,000 (b)                   0
Depreciation and amortization                                         (362,570)           362,570 (b)                   0
                                                                   -----------         ----------             -----------
     Total real estate operations                                      852,337           (824,132)                 28,205

Gain on sale of property                                               556,164                  0                 556,164
                                                                   -----------         ----------             -----------

     Total real estate activity                                      1,408,501           (824,132)                584,369


Interest on cash equivalents and short term investments                383,586                  0                 383,586
                                                                   -----------         ----------             -----------

     Total investment activity                                       1,792,087           (824,132)                967,955


Portfolio Expenses

Management fee                                                         119,604           (106,432)(d)              13,172
General and administrative                                             312,085                  0                 312,085
                                                                   -----------         ----------             -----------
                                                                       431,689           (106,432)                325,257
                                                                   -----------         ----------             -----------

Net income  (loss)                                                 $ 1,360,398          ($717,700)            $   642,698
                                                                   ===========         ==========             ===========

Net income (loss)  per limited partnership unit                         $16.38             ($8.64)(c)               $7.74
                                                                   ===========         ==========             ===========


Number of limited partnership units outstanding during the year         82,228             82,228                  82,228
                                                                   ===========         ==========             ===========


Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain to the Partners on such disposition.

(b) Removal of 2000 operating activity related to the disposed asset discussed in Item 2 herein.

(c) Calculation of net loss per limited partnership unit after the removal of operating activity related to the disposed asset discussed in
     Item 2 herein.

(d) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.